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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    March 2, 2001

COMMISSION FILE NUMBER    REGISTRANT, STATE OF            I.R.S. EMPLOYER
                          INCORPORATION, ADDRESS AND      IDENTIFICATION NUMBER
                          TELEPHONE NUMBER

1-13895                   Conectiv                        51-0377417
                          (a Delaware Corporation)
                          800 King Street
                          P. O. Box 231
                          Wilmington, Delaware 19899
                          Telephone: (302) 429-3114





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ITEM 5.  OTHER EVENTS

NEW DEADLINE FOR STOCKHOLDER PROPOSALS TO BE INCLUDED IN PROXY MATERIALS

         Conectiv's 2001 Annual Meeting of Stockholders will be delayed beyond its ordinary late-March meeting date. The delay is for the purpose of allowing time for materials related to a proposal for stockholders to approve an Agreement and Plan of Merger, dated as of February 9, 2001, between Pepco, New RC, Inc. and Conectiv, and the related transactions, to be filed with the Securities and Exchange Commission. The new date of the Annual Meeting has not yet been determined, but because the Meeting will be delayed more than 30 days from the anniversary of the 2000 Annual Meeting, Conectiv hereby provides the following notice to stockholders: any proposals intended to be presented in the proxy materials for the 2001 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than March 22, 2001, in order to be eligible to be considered for inclusion in the Company's proxy materials. When the 2001 Annual Meeting date has been determined, stockholders will be notified of that date.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Conectiv



                                                By: /s/John C. van Roden
                                                    --------------------------
                                                    John C. van Roden
                                                    Senior Vice President &
                                                    Chief Financial Officer


Date: March 2, 2001